U.S. INTELLECTUAL PROPERTY LICENSE AGREEMENT

      This Agreement is made and effective this 17th day of October, 2000, by and between MicroStrategy Incorporated, a corporation organized and existing under the laws of Delaware, having its office located at 8000 Towers Crescent Drive, Vienna, VA 22182 ("Licensor" or "MSTR"), and Strategy.com Incorporated, a corporation organized and existing under the laws of Delaware, having its principal place of business located at 1861 International Drive, Vienna, VA 22182 ("Licensee" or "SDC").

                                 WITNESSETH:

      WHEREAS, MSTR and certain of its subsidiaries desire to realign their worldwide corporate structure in accordance with their separate lines of business, the "Strategy.com Business" and the "MicroStrategy Business"; and

      WHEREAS, the entities now enter into various agreements and make certain mutual promises as described in the "Agreement and Plan of
Reorganization" by and among MicroStrategy Incorporated, MicroStrategy International Limited, MicroStrategy International II Limited, Strategy.com Incorporated, and Strategy.com International Limited dated October 17, 2000 to effectuate this realignment and reorganization; and

      WHEREAS, Licensor is the owner of all right, title and interest in and to certain pending patent applications in the United States as set forth in Schedule A hereto (the "Licensed Inventions") and is the owner of all right, title and interest in and to copyrights and trade secret and other intellectual property rights in the United States as set forth in Schedule B hereto (the "Licensed Technology"); and

      WHEREAS, Licensor is willing to supply Licensee with certain information with respect to the Licensed Technology and to grant Licensee a perpetual non-exclusive, nontransferable, royalty-free license to use, manufacture, distribute, sell and offer to sell products and services utilizing the Licensed Technology and the Licensed Inventions in the United States and to use the technical and engineering information supplied by the Licensor in the manufacture, use and sale of products and/or services in the United States subject to the terms and conditions set forth herein; and

      WHEREAS, Licensee desires to secure and use such Licensed Technology, Licensed Inventions and technical and engineering services and information and to secure such rights and license under Licensor's intellectual property and trade secret rights, including all of the patents which mature from the aforesaid pending patent applications in the United States;

      NOW, THEREFORE, in consideration of the premises set forth above and the covenants set forth below, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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      1.    LICENSE.

            1.1   License.

                  (a) Licensor hereby grants to Licensee a perpetual, royalty-free, non-exclusive non-transferable license to manufacture, have manufactured, distribute, use, lease, sell and offer to sell products and/or services utilizing the Licensed Technology and the Licensed Inventions and to use any changes, developments or improvements to the Licensed Inventions and patents licensed hereunder in the United States. To the extent, however, that any of the MicroStrategy Platform as defined in the U.S. Software License Agreement falls within the scope of the Licensed Technology and/or Licensed Inventions hereunder and, to the extent there is any conflict between the provisions of this Intellectual Property License Agreement and the U.S. Software License Agreement executed concurrently herewith with respect to such MicroStrategy Platform, the terms of the U.S. Software License Agreement shall govern.

                  (b) No grant or right is conveyed to Licensee by this Agreement to sublicense the manufacture, distribution, use, lease and/or sale of the Licensed Technology and the Licensed Inventions under the license granted under this Article without the express written consent of Licensor, other than and solely to the extent that such Licensed Technology and the Licensed Inventions are incorporated by Licensee in the delivery of services by Licensee to its customers.

                  (c) Licensee acknowledges and agrees that all right, title and interest in the Licensed Technology and the Licensed Inventions are and shall remain the property of Licensor. No license, grant, immunity or other right is granted by implication or otherwise with respect to any patent or patent application other than those patents resulting from the pending applications set forth in Schedule A, or any continuations, divisionals or reissues relating to those pending applications.

                  (d)   All  title  and  ownership  in  and  to  all  changes,
developments or improvements by the Licensee in the Licensed Inventions and/or the Licensed Technology shall be the property of the Licensor to the extent that Licensor incorporates such changes, developments or improvements into the MicroStrategy Platform. If Licensor does not so incorporate such changes, developments and/or improvements into the MicroStrategy Platform, then all title and ownership in and to such changes, developments or improvements shall vest in Licensee, provided, however, that as to any such changes, developments or improvements by the Licensee, Licensee hereby grants to Licensor a perpetual, royalty-free, nonexclusive, nontransferable license to manufacture, have manufactured, distribute, use, lease, sell and offer to sell products and/or services utilizing such changes, developments or improvements to the Licensed Inventions or the Licensed Technology in the United States, provided, however, that Licensor shall not make any distribute, use, lease, sell, license or sublicense such changes, developments or improvements in a manner that harms the competitive interests of Licensee.

                  (e)   Notwithstanding   any   provisions   to  the  contrary
contained in this Agreement and for the avoidance of doubt, SDC shall have the right to use and/or sublicense the

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Licensed  Inventions   and   Licensed  Technology  solely  for  the  purpose  of
licensing or offering the Services as defined in the U.S. Software Licensing agreement to a third party that relicenses the Services for example an OEM relationship.

                  (f) Licensee agrees that it will not reveal, disclose or make any Confidential Information of Licensor available to any person without the prior written consent of the Licensor. Licensee further agrees to safeguard and protect the Licensor's Confidential Information in a manner at least consistent with the protections Licensee uses to protect its own Confidential Information. The Confidential Information shall include the software, documentation and technical specifications relating to the Licensed Inventions as well as the contents of the pending patent applications at least until such time as such pending patent applications are published or are issued as patents by a patent regulatory agency.

      2.    MARKING.

            2.1.  In the  event  that  a U.S.  patent  issues  for  any of the
Licensed Inventions, Licensee agrees to affix to each product a legible notice reading: "Licensed under U.S. Patent No. _______________" followed by the number of the issued patent licensed hereunder. Until such patent issues (or is finally rejected), Licensee shall place an appropriate notice regarding such pendency on each product.

      3.    ASSIGNMENT.

            3.1   Assignment.  Licensee  shall  not  assign or  transfer  this
Agreement, in whole or in part, without the written consent of Licensor, such consent not to be unreasonably withheld or delayed; provided, however, that Licensee may assign or transfer this Agreement to any affiliate without Licensor's consent, provided that any such contemplated assignment by Licensee shall be permitted under the Patent License. For purposes of this Section, "affiliate" shall mean an entity which by voting power controls, is controlled by or is under common control with said party. Licensor shall have the right to assign or transfer this Agreement to a third party without the approval of Licensee provided such assignment or transfer is permitted under the Patent License.

      4.    TERM OF THE LICENSE.

      4.1 The license granted herein under any patent shall continue for the entire term of such patent or for as much of such term as the Licensor has the right to grant. The license granted to any non-patented Licensed Technology shall be perpetual.

      5.    DEFAULT AND EARLY TERMINATION.

     5.1 Default by Either Party. Either party may terminate this Agreement on thirty (30) days' prior written notice, if one or more of the following events shall occur:
                  5.1.1 If either party becomes insolvent or if its business is placed in the hands of a trustee, custodian, or receiver, whether by voluntary act or otherwise.

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                  5.1.2 If any bankruptcy,  reorganization,  debt arrangement, or other proceeding or case under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is instituted by or against either party.
                  5.1.3 The notice of termination shall specify the reason for termination and a termination date. Such termination shall become effective on the date of termination set forth in the notice of termination but in no event earlier than thirty (30) days from the date of mailing thereof. This Agreement may be terminated by mutual agreement of both parties.

     5.2. Licensor. If Licensee shall default in any of its obligations under this Agreement and such default shall continue uncured for a period of thirty
(30) days from the date of written notice thereof by Licensor to Licensee. Upon termination of this Agreement pursuant to this provision, Licensee shall immediately cease all making, having made, use, lease and/or sale of the products and/or services utilizing the Licensed Technology and/or Licensed Inventions and shall promptly return to Licensor all copies of software, documentation, technical specifications and other Confidential Information of the Licensor.

     5.3 Licensee. Licensee may terminate this Agreement on thirty (30) days' prior written notice in the event Licensor defaults in any of its obligations hereunder and such default shall continue uncured for a period of thirty (30) days from the date of written notice thereof by Licensee to Licensor; provided, however, that if Licensor has taken steps to effect a cure during such period, Licensor shall be granted reasonable additional time to complete such cure. In the event of such default and the termination of this Agreement, Licensee shall have any and all remedies available at law or in equity. If Licensor defaults in any of its obligations hereunder and such default continues uncured for such thirty (30) day period set forth above, and Licensee does not elect to terminate the Agreement, Licensee may pursue whatever remedies it chooses at law or equity.

      6.    WARRANTIES

     6.1 IP Rights Ownership. MSTR warrants that it owns, free and clear of all liens or encumbrances, or has valid licenses in the IP Rights contained in Schedules A and B that it has full legal right to grant to SDC the licenses contained herein.

     6.2. No Additional Warranties. MSTR offers no warranties other than those specifically set in this Section and to the extent permitted by law specifically disclaim all others, including merchantability and fitness for a particular purpose.


      7.    INDEMNIFICATION

     7.1 Indemnification of SDC. MSTR shall defend and indemnify SDC against and hold SDC harmless from any and all claims that the IP Rights contained in Schedule A and B infringes a United States patent or copyright of a third party provided that SDC: (i) promptly notifies MSTR in writing of any such claim; (ii) allows MSTR to have sole control of the defense and all related settlement negotiations; and (iii) provides MSTR with the

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information,  authority and assistance  necessary to perform MSTR  obligations under this Section.

     7.2 Excluded Claims. Notwithstanding Section 7.1 above, MSTR shall not be liable to SDC for any claim arising from or based upon the combination, operation or use of the IP Rights contained in Schedule A and B with equipment, data or programming not supplied by MSTR (including the SDC software and services) or for other than an intended purpose as set forth in the User Documentation, or arising from any alteration or modification of the MicroStrategy Platform product, if the claim would not have arisen without such alteration or modification.

     7.3 Indemnification of MSTR. SDC shall defend and indemnify MSTR (including paying all reasonable attorneys' fees and costs of litigation) against and hold MSTR harmless from any and all claims by any other party resulting from SDC's negligent or tortious acts, omissions or misrepresentations relating to the marketing, sublicensing, distribution, demonstration, evaluation or use of the IP Rights contained in Schedule A and B, regardless of the form of action provided that MSTR: (i) promptly notifies SDC in writing of any such claim; (ii) allows SDC to have sole control of the defense and all related settlement negotiations; and (iii) provides SDC with the information, authority and assistance necessary to perform SDC's obligations under this Section.

      8.    LEGAL PROCEEDINGS.

     8.1 Notice. Each of Licensee and Licensor shall promptly notify the other of any claim, demand or suit based upon or arising from the manufacture, distribution, use or sale of the products and/or services utilizing the Licensed Technology and/or Licensed Inventions or any colorable imitation thereof, or of any attempt by any other person, firm or corporation to manufacture, distribute, use or sell the products and/or services utilizing the Licensed Technology and/or Licensed Inventions or any colorable imitation thereof. Should legal action against a third party be deemed necessary by either party for the protection of their respective interests under this Agreement, the parties each agree to cooperate by rendering the other party all possible mutual support and assistance.

      9.    LICENSE INVALIDITY.

     9.1 Invalidity. Should any part of this Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portions, which remaining portions shall remain in full force and effect as if this Agreement had been executed with the invalid part eliminated.

      10.   MISCELLANEOUS.

     10.1 Notices. All notices, approvals, and other communications hereunder shall be in writing and shall be hand delivered or sent by telegram, telex (followed by overnight delivery), or overnight courier services (next day delivery) or by registered or certified mail, return receipt requested, and shall be directed to the parties as follows:

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

      If to Licensor:   MicroStrategy Incorporated
                        8000 Towers Crescent Drive
                        Vienna, VA 22182
                        Attn:  General Counsel

      If to Licensee:   Strategy.com Incorporated
                        8000 Towers Crescent Drive
                        Vienna, VA 22182
                        Attn:  President

or at such other address as may be furnished in writing by either party for such purpose.

     10.2 Entire Agreement. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof and may not be altered, amended or otherwise modified except by an instrument in writing and signed on behalf of each of the parties by their respective duly authorized officers. The parties further acknowledge that there have been no representations, covenants, or understandings except those that are expressly set forth in this Agreement.

     10.3 Binding Effect. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by Licensee without the prior written consent of Licensor, not to be unreasonably withheld or delayed.

     10.4 Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the Commonwealth of Virginia, United States of America and for all purposes shall be interpreted in its entirety in accordance with the laws of said Commonwealth. In the event this Agreement is translated into any language other than the English language for any purpose, the parties agree that the English version shall be the governing version.

     10.5 Survival. Sections 1.1(f) and 5.2 shall survive the termination of this Agreement.

     10.6 Headings. The headings in this Agreement are for convenience of reference only and shall not have any substantive effect.

     10.7 Waiver. The waiver by either party of the breach of any term or condition of this Agreement by the other shall not constitute a waiver of a subsequent breach thereof or nullify the effectiveness of that term or condition.

     10.8 Severability of Provisions. Both parties expressly agree that it is not the intention of either party to violate statutory or common law and that if any section, sentence, paragraph, clause or combination of same is in violation of any law, such sections, sentences,

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paragraphs,  clauses  or  combination  of  same shall  be  inoperative  and  the remainder of this Agreement shall remain binding upon the parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


LICENSOR
MICROSTRATEGY INCORPORATED

By:  Eric F. Brown

Its: CFO

Date: 10/17/2000

LICENSEE
STRATEGY.COM INCORPORATED

By:  Eric F. Brown

Its: CFO

Date: 10/17/2000


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